EXHIBIT 99.1

MercadoLibre, Inc. Reports Financial Results for Third Quarter 2009

     * Q3'09 net revenues up 25.7% year-over-year to $50.6 million;
            year-over-year growth in local currency up 42.3%

   * Q3'09 net income increases by 67.7% year-over-year to $9.9 million

 * Items sold during Q3'09 increase by 43.4% year-over-year to $8.0 million

BUENOS AIRES, Argentina, Nov. 4, 2009 (GLOBE NEWSWIRE) -- MercadoLibre, Inc. (Nasdaq:MELI) (http://www.mercadolibre.com), Latin America's leading e-commerce technology company, today reported financial results for the third quarter ended September 30, 2009.

Marcos Galperin, President and Chief Executive Officer of MercadoLibre, Inc., commented, "Our strong performance for the third quarter and the first ninth months of the fiscal year validates the continued strength of our business model as well as our ability to execute well on our strategic initiatives. Moreover, we have succeeded in further strengthening the positions of MercadoLibre and MercadoPago as the leading e-commerce sites in Latin America. Each provide excellent foundations for our growing portfolio of online businesses and continue to demonstrate enormous growth potential for the future. For these reasons, we are confident that we will be positioned to extend our terrific positive momentum into the fourth quarter holiday shopping season and beyond."

Third Quarter 2009 Financial Results Summary

MercadoLibre reported consolidated net revenues for the three months ended September 30, 2009 of $50.6 million, representing 25.7% year-over-year growth in US dollars and 42.3% year-over-year growth in local currencies.

Marketplace revenue grew 16.9% to $37.1 million in the third quarter of 2009 from $31.7 million in the third quarter of 2008. Payments revenue grew 58.3% to $13.5 million from $8.5 million in the prior year period. Year-over-year revenue growth in both platforms was impacted by unfavorable currency exchange rates. When measured in local currencies, Marketplace revenue grew 32.3% year-over-year and Payments grew 79.5% year-over-year. Strong revenue growth for both platforms was primarily attributable to positive demand for MercadoLibre services. Items sold on MercadoLibre grew 43.4% to 8.0 million, representing the sixth consecutive quarter of acceleration in this key metric has accelerated. Total payments transactions grew 69.1% to 0.9 million when compared to the third quarter of 2008.

Gross profit increased grew 25.2% to $40.2 million from $32.1 million in the prior year quarter. Third quarter 2009 gross profit margin was 79.5% when compared to 79.7% for the third quarter of 2008, as our lower gross margin Payments business grew from 21.2% to 26.7% of net revenues.

Income from operations grew 62.6% to $19.0 million in the third quarter of 2009 compared to $11.7 million in the third quarter of 2008. Operating income margin for the third quarter of 2009 was 37.5%, representing an increase from 29.0% for the same period one year earlier.

The blended tax rate for the third quarter of 2009 decreased to 20.5% from a blended tax rate of 28.9% for the third quarter of 2008 as a consequence of improvements in the Company's tax planning initiatives, efficient use of accumulated tax loss carry forward credits from previously acquired companies, and other non-recurring items.

Foreign currency losses for the third quarter of 2009 were $3.3 million, as compared to losses of $2.6 million for the prior year period. Foreign currency losses were primarily a consequence of local currency appreciation on the cash balances held by the Company's Venezuelan and Brazilian subsidiaries in U.S. dollars.

Net income for the three-month period ended September 30, 2009 increased 67.7% to $9.9 million, from $5.9 million of net income for the third quarter of 2008. Measured in local currencies, net income for the third quarter of 2009 increased 106.7% over the third quarter of 2008. Net income margin was 19.5% for the third quarter compared to 14.6% for the third quarter of 2008. Earnings per share for the third quarter were $0.22 compared to $0.13 for the prior year third quarter.

The following table summarizes certain key performance metrics for the three months ended September 30, 2008 and 2009.

Key Performance Metrics

 ---------------------------------------------------------------------
 Three months ended September 30,                               YoY
  (in millions)                               2008     2009   growth %
 ---------------------------------------------------------------------
 Total confirmed registered users at end of
  the period                                   32.0     40.2     25.6%
 ---------------------------------------------------------------------
 New confirmed registered users
  during the period                             3.9      2.4    -38.4%
 ---------------------------------------------------------------------
 Gross merchandise volume*                  $ 590.1  $ 791.0     34.0%
 ---------------------------------------------------------------------
 Succesful Items                                5.6      8.0     43.4%
 ---------------------------------------------------------------------
 Total payment volume*                      $  81.5  $ 114.0     39.8%
 ---------------------------------------------------------------------
 Total payment transactions                     0.5      0.9     69.1%
 ---------------------------------------------------------------------

 * Gross merchandise volume and total payments volume grew 52.1% and
   57.9% in local currencies year over year respectively.

Conference Call and Webcast

MercadoLibre will host a conference call and audio webcast on November 4, 2009 at 4:30 p.m.Eastern Time. The conference call may be accessed by dialing (973) 935-8579 (Conference ID 38258486) and requesting inclusion in the call for MercadoLibre. The live conference call can be accessed via audio webcast at the investor relations section of the Company's website, at http://investor.mercadolibre.com. An archive of the webcast will be available for one week following the conclusion of the conference call.

Definition of Selected Operational Metrics

Total confirmed registered users -- Measure of the cumulative number of users who have registered on the MercadoLibre Marketplace and confirmed their registration.

New confirmed registered users -- Measure of the number of new users who have registered on the MercadoLibre Marketplace and confirmed their registration. As of September 30, 2008 the number of new confirmed registered users included 2.2 million coming from DeRemate integration.

Gross merchandise volume -- Measure of the total U.S. dollar sum of all transactions completed through the MercadoLibre Marketplace, excluding motor vehicles, vessels, aircraft, real estate, and services.

Items sold (Successful items) -- Measure of the number of items sold/purchased through the MercadoLibre Marketplace.

Total payment volume -- Measure of total U.S. dollar sum of all transactions paid for using MercadoPago.

Total payment transactions -- Measure of the number of all transactions paid for using MercadoPago.

Gross profit margin -- Defined as gross profit as percentage of net revenues.

Operating margin -- Defined as income from operations as a percentage of net revenues.

Net Income margin -- Defined as net income as a percentage of net revenues.

Blended tax rate -- Defined as income and alternative income taxes plus deferred income tax as a percentage of pre-tax income.

Effective tax rate -- Defined as the provision for income taxes as a percentage of pre-tax income.

Local currency financial metric growth -- Calculated by applying the average 2008 monthly exchange rates for each month of the period during 2008 to the results during the corresponding months in 2009, so as to calculate what the growth would have been had exchange rates been the same throughout both periods.

About MercadoLibre

Founded in 1999 and headquartered in Buenos Aires, Argentina, MercadoLibre is Latin America's leading e-commerce technology company. Through its primary platforms, MercadoLibre.com and MercadoPago.com, it provides solutions to individuals and companies buying, selling, advertising, and paying for goods online.

MercadoLibre.com serves millions of users and creates a market for a wide variety of goods and services in an easy, safe and efficient way. The site is among the top 50 in the world in terms of page views and is the leading retail platform in unique visitors in each country in which it operates according to metrics provided by comScore Networks.

MercadoLibre maintains a leadership position in 12 Latin American countries. The Company listed on Nasdaq (Nasdaq:MELI) following its initial public offering in 2007.

For more information about the company visit: http://investor.mercadolibre.com

The MercadoLibre, Inc. logo is available at http://www.globenewswire.com/newsroom/prs/?pkgid=4193

Forward-Looking Statements

Any statements contained in this press release that are not statements of historical fact, including statements about the company's beliefs and expectations, are forward-looking statements and should be evaluated as such. Such forward-looking statements reflect, among other things, the company's current expectations, plans, projections and strategies, anticipated financial results, future events and financial trends affecting the company's business, all of which are subject to known or unknown risk and uncertainties that may cause the company's actual results to differ materially from those expressed or implied by these forward-looking statements, including general market conditions, adverse changes in the company's markets as well as those risks and uncertainties included under the captions "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations," in the company's Annual Report on Form 10-K for the year ended December 31, 2008 and Quarterly Report on Form 10-Q for the quarter ended September 30, 2009, which are on file with the SEC and is available on the SEC website at www.sec.gov. Additional information will also be set forth in the company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2009, which it expects to file with the SEC in November 2009. All information provided in this release and in the attachments is as of November 4, 2009 and MercadoLibre undertakes no duty to update this information.

Because of the risks, uncertainties and assumptions, investors should not place undue reliance on any forward-looking statements.

Consolidated balance sheets

                                          September 30,   December 31,
                                              2009           2008
                                          -------------  -------------
               Assets                      (Unaudited)     (Audited)
 Current assets:
   Cash and cash equivalents              $  33,332,506  $  17,474,112
   Short-term investments                    19,867,077     31,639,400
   Accounts receivable, net                   4,778,842      3,856,392
   Funds receivable from customers            3,063,360      2,322,416
   Prepaid expenses                           1,041,145        426,869
   Deferred tax assets                        9,242,067      1,628,871
   Other assets                               3,067,597      2,953,164
                                          -------------  -------------
     Total current assets                    74,392,594     60,301,224
 Non-current assets:
   Long-term investments                     24,314,404      9,218,153
   Property and equipment, net                6,394,512      5,940,160
   Goodwill and intangible assets, net       75,525,514     72,911,546
   Deferred tax assets                        2,918,816         14,270
   Other assets                              11,938,182      8,353,396
                                          -------------  -------------
     Total non-current assets               121,091,428     96,437,525

     Total assets                         $ 195,484,022  $ 156,738,749
                                          -------------  -------------

    Liabilities and Shareholders' Equity
 Current liabilities:
   Accounts payable and accrued expenses  $  16,530,006  $  16,941,173
   Funds payable to customers                27,312,514     14,727,891
   Social security payable                    6,608,619      4,387,943
   Taxes payable                             12,791,888      4,989,704
   Loans payable and other
    financial liabilities                     6,343,964     14,963,421
   Provisions                                    88,049        299,753
                                          -------------  -------------
     Total current liabilities               69,675,040     56,309,885
 Non-current liabilities:
   Social security payable                      868,201        339,854
   Loans payable                                     --      3,050,061
   Deferred tax liabilities                   5,279,199      2,556,120
   Other liabilities                          1,251,630      1,058,848
                                          -------------  -------------
     Total non-current liabilities            7,399,030      7,004,883

     Total liabilities                    $  77,074,070  $  63,314,768
                                          -------------  -------------

 Commitments and contingencies

 Shareholders' equity:

   Common stock, $0.001 par value,
    110,000,000 shares authorized,
    44,113,429 and 44,070,367 shares
    issued and outstanding at
    September 30, 2009 and
    December 31, 2008, respectively              44,114         44,071
   Additional paid-in capital               120,196,731    119,807,007
   Retained earnings /
    (Accumulated deficit)                     6,370,967    (15,552,256)
   Accumulated other comprehensive loss      (8,201,860)   (10,874,841)
                                          -------------  -------------
     Total shareholders' equity             118,409,952     93,423,981
                                          -------------  -------------
     Total liabilities and
      shareholders' equity                $ 195,484,022  $ 156,738,749
                                          -------------  -------------

Consolidated statements of income

                    Nine Months Ended           Three Months Ended
                      September 30,               September 30,
                   2009           2008         2009           2008
                ------------  ------------  ------------  ------------
                        (Unaudited)                (Unaudited)
 Net revenues   $123,823,576  $103,572,881  $ 50,599,276  $ 40,260,643
 Cost of net
  revenues       (25,620,134)  (21,075,044)  (10,390,671)   (8,153,862)
                ------------  ------------  ------------  ------------
 Gross profit     98,203,442    82,497,837    40,208,605    32,106,781

 Operating
  expenses:
   Product and
    technology
    development   (9,016,061)   (5,218,502)   (3,295,436)   (1,744,608)
   Sales and
    marketing    (31,342,260)  (30,905,222)  (11,048,799)  (11,425,168)
   General and
    administ-
    rative       (19,683,004)  (18,088,234)   (6,882,020)   (7,261,068)
   Compensation
    cost
    related to
    acquisi-
    tions                 --    (1,919,870)           --            --
                ------------  ------------  ------------  ------------
     Total
      operating
      expenses   (60,041,325)  (56,131,828)  (21,226,255)  (20,430,844)
                ------------  ------------  ------------  ------------
 Income from
  operations      38,162,117    26,366,009    18,982,350    11,675,937
                ------------  ------------  ------------  ------------

 Other income
  (expenses):
   Interest
    income
    and
    other
    financial
    gains          2,112,180     1,350,068       580,343       330,139
   Interest
    expense
    and
    other
    financial
    charges       (9,718,003)   (3,453,671)   (3,873,230)   (1,132,524)
   Foreign
    currency
    loss          (2,770,725)   (5,689,938)   (3,299,938)   (2,648,584)
   Other
    income,
    net                   --        41,874            --        39,587
                ------------  ------------  ------------  ------------
 Net income
  before
  income
  / asset tax
  expense         27,785,569    18,614,342    12,389,525     8,264,555
                ------------  ------------  ------------  ------------

 Income /
  asset tax
  expense         (5,862,346)   (7,723,778)   (2,537,257)   (2,388,763)
                ------------  ------------  ------------  ------------
 Net income     $ 21,923,223  $ 10,890,564  $  9,852,268  $  5,875,792
                ============  ============  ============  ============

                          Nine Months Ended      Three Months Ended
                            September 30,           September 30,
                       ----------------------  -----------------------
                          2009        2008        2009        2008
                       ----------  ----------  ----------  -----------
 Basic EPS
   Basic net income
    per common share   $     0.50  $     0.25  $     0.22  $      0.13
                       ==========  ==========  ==========  ===========
   Weighted
    average shares     44,079,171  44,255,985  44,088,936   44,290,540
                       ==========  ==========  ==========  ===========

 Diluted EPS
   Diluted net income
    per common share   $     0.50  $     0.25  $     0.22  $      0.13
                       ==========  ==========  ==========  ===========
   Weighted
    average shares     44,130,078  44,374,124  44,138,031   44,379,682
                       ==========  ==========  ==========  ===========

Consolidated statements of cash flows

                                                Nine Months Ended
                                                  September 30,
                                                2009          2008
                                            ------------  ------------
                                                    (Unaudited)
 Cash flows from operations:
   Net income                               $ 21,923,223  $ 10,890,564
   Adjustments to reconcile net income
    to net cash provided by operating
    activities:
     Depreciation and amortization             2,959,277     2,475,850
     Interest expense                            343,643        58,484
     Unrealized gains on investments            (437,137)   (1,011,899)
     Stock-based compensation expense
      - stock options                              1,312         3,684
     Stock-based compensation expense
      - restricted shares                         52,706        81,875
     LTRP accrued compensation                 1,163,139       352,271
     Deferred income taxes                    (1,020,056)     (168,148)
     Changes in assets and liabilities,
      excluding the effect of acquisitions:
       Accounts receivable                    (1,537,363)    4,782,430
       Funds receivable from customers          (221,236)   (8,984,163)

       Prepaid expenses                         (596,311)     (513,844)
       Other assets                           (3,078,233)   (1,358,459)
       Accounts payable and
        accrued expenses                         317,019     7,790,459
       Funds payable to customers              8,169,631     4,026,062

       Provisions                               (195,006)     (540,629)

       Deferred tax liabilities                 (180,141)           --

       Other liabilities                      (1,102,948)   (1,696,567)
                                            ------------  ------------
     Net cash provided by
      operating activities                    26,561,519    16,187,970
                                            ------------  ------------
 Cash flows from investing activities:
   Purchase of investments                   (45,960,414)  (59,614,525)
   Proceeds from sale and
    maturity of investments                   48,767,850    90,593,742
   Payment for businesses
    acquired, net of cash acquired                    --   (39,178,449)
   Purchases of intangible assets               (946,500)      (58,238)
   Purchases of property
    and equipment                             (2,967,487)   (3,869,309)
                                            ------------  ------------
       Net cash used in
        investing activities                  (1,106,551)  (12,126,779)
                                            ------------  ------------
 Cash flows from financing activities:
   Increase in short term debt                        --        12,104
   Decrease in short term debt               (12,313,161)   (9,736,824)
   Stock options exercised                        22,530        64,859
                                            ------------  ------------
 Net cash used in financing activities       (12,290,631)   (9,659,861)
                                            ------------  ------------
   Effect of exchange rate changes
    on cash and cash equivalents               2,694,057       324,848
                                            ------------  ------------
 Net increase (decrease) in
  cash and cash equivalents                   15,858,394    (5,273,822)
 Cash and cash equivalents,
  beginning of the year                       17,474,112    15,677,407
                                            ------------  ------------
 Cash and cash equivalents,
  end of the period                         $ 33,332,506  $ 10,403,585
                                            ------------  ------------

Condensed consolidated statements of cash flows

                                                  Nine Months Ended
                                                    September 30,
                                                 2009          2008
                                              -----------  -----------
                                                     (Unaudited)
 Supplemental cash flow information:
   Cash paid for interest                     $ 8,895,023  $ 2,565,076
   Cash paid for income taxes                 $ 7,286,257  $ 6,945,183

 Acquisition of DeRemate and
  Classified Media Group:
   Cash and cash equivalents                  $        --  $   691,632
   Funds receivable from customers                     --      117,473
   Accounts receivable                                 --    6,755,668
   Tax credits                                         --      604,419
   Other current assets                                --      928,523
   Non current assets                                  --      496,911
                                              -----------  -----------
   Total assets acquired                               --    9,594,626
                                              -----------  -----------
   Accounts payable and accrued expenses               --    4,676,259
   Funds payable to customers                          --      123,089
   Taxes payable                                       --    1,181,607
   Social security payable                             --      395,112
   Other liabilities                                   --    1,602,269
   Non current liabilities                             --       14,000
   Provisions                                          --    1,506,447
                                              -----------  -----------
   Total liabilities assumed                           --    9,498,783
                                              -----------  -----------
   Net assets acquired                                 --       95,843
                                              -----------  -----------
   Goodwill                                            --   52,949,111
   Trademarks                                          --    5,622,188
   Customer lists                                      --    1,227,600
   Non Compete Agreement                               --      573,484
   Deferred income tax on intangible assets            --   (2,598,145)
                                              -----------  -----------
   Total purchase price                                --   57,870,081
                                              -----------  -----------
   Cash and cash equivalents acquired                  --     (691,632)
                                              -----------  -----------
   Payment for businesses acquired,
    net of cash acquired                      $        --  $39,178,449
                                              -----------  -----------
   Seller financing for DeRemate
    business acquisition                      $        --  $18,000,000
                                              -----------  -----------

The following tables summarize the financial results of our reporting segments

                         Nine Months Ended September 30, 2009
                ------------------------------------------------------
                                    Marketplaces
                ------------------------------------------------------
                   Brazil       Argentina      Mexico       Venezuela
                ------------  ------------  ------------  ------------

 Net revenues   $ 37,963,430  $ 17,136,120  $  9,853,059  $ 22,118,467
 Direct costs    (22,850,813)   (6,404,058)   (5,657,139)  (11,038,145)
                ------------  ------------  ------------  ------------
 Direct
  contribution    15,112,617    10,732,062     4,195,920    11,080,322

 Operating
  expenses
  and
  indirect
  costs
  of net
  revenues
 Income from
  operations

 Other income
  (expenses):
   Interest
    income
    and other
    financial
    gains
   Interest
    expense
    and other
    financial
    results
   Foreign
    currency
    loss
   Other
    income,
    net

 Net income
  before
  income /
  asset tax
  expense

                        Nine Months Ended September 30, 2009
                ------------------------------------------------------
                        Marketplaces
                --------------------------
                   Other
                 Countries       Total        Payments    Consolidated
                ------------  ------------  ------------  ------------

 Net revenues   $  7,003,962  $ 94,075,038  $ 29,748,538  $123,823,576
 Direct costs     (3,314,818)  (49,264,973)  (15,824,655)  (65,089,628)
                ------------  ------------  ------------  ------------
 Direct
  contribution     3,689,144    44,810,065    13,923,883    58,733,948

 Operating
  expenses
  and indirect
  costs of net
  revenues                                                 (20,571,831)
                                                          ------------
 Income from
  operations                                                38,162,117
                                                          ------------

 Other income
  (expenses):
   Interest
    income
    and other
    financial
    gains                                                    2,112,180
   Interest
    expense
    and
    other
    financial
    results                                                 (9,718,003)
   Foreign
    currency
    loss                                                    (2,770,725)
   Other
    income,
    net                                                             --
                                                          ------------
 Net income
  before
  income /
  asset tax
  expense                                                 $ 27,785,569
                                                          ============

                         Nine Months Ended September 30, 2008
                ------------------------------------------------------
                                    Marketplaces
                ------------------------------------------------------
                   Brazil       Argentina      Mexico       Venezuela
                ------------  ------------  ------------  ------------
 Net revenues    $40,447,913   $13,184,145    $9,609,505  $ 15,581,777
 Direct costs    (26,239,812)   (6,248,223)   (6,230,842)   (8,373,177)
                ------------  ------------  ------------  ------------
 Direct
  contribution    14,208,101     6,935,922     3,378,663     7,208,600

 Operating
  expenses
  and indirect
  costs of net
  revenues
 Income from
  operations

 Other income
  (expenses):
   Interest
    income
    and other
    financial
    gains
   Interest
    expense
    and other
    financial
    results
   Foreign
    currency
    loss
   Other
    income,
    net
 Net income
  before income
  / asset tax
  expense

                         Nine Months Ended September 30, 2008
                ------------------------------------------------------
                        Marketplaces
                --------------------------
                   Other
                 Countries       Total        Payments    Consolidated
                ------------  ------------  ------------  ------------
 Net revenues     $4,709,996   $83,533,336  $ 20,039,545  $103,572,881
 Direct costs     (2,847,890)  (49,939,944)  (12,814,364)  (62,754,308)
                ------------  ------------  ------------  ------------
 Direct
  contribution     1,862,106    33,593,392     7,225,181    40,818,573

 Operating
  expenses and
  indirect costs
  of net
  revenues                                                (14,452,564)
                                                          ------------
 Income from
  operations                                                26,366,009
                                                          ------------

 Other income
  (expenses):
   Interest
    income and
    other
    financial
    gains                                                    1,350,068
   Interest
    expense
    and other
    financial
    results                                                 (3,453,671)
   Foreign
    currency
    loss                                                    (5,689,938)
   Other
    income,
    net                                                         41,874
                                                          ------------
 Net income
  before income
   / asset tax
   expense                                                 $18,614,342
                                                          ============

                         Three Months Ended September 30, 2009
                ------------------------------------------------------
                                    Marketplaces
                ------------------------------------------------------
                   Brazil       Argentina      Mexico       Venezuela
                ------------  ------------  ------------  ------------
 Net revenues    $15,481,697    $6,621,213    $3,676,709    $8,450,839
 Direct costs    (8,617,810)    (1,965,224)   (1,992,722)   (3,938,725)
                ------------  ------------  ------------  ------------
 Direct
  contribution     6,863,887     4,655,989     1,683,987     4,512,114

 Operating
  expenses and
  indirect costs
  of net
  revenues
 Income from
 operations

 Other income
  (expenses):
   Interest
    income and
    other
    financial
    gains
   Interest
    expense
    and other
    financial
    results
   Foreign
    currency
    loss
   Other income,
    net

 Net income
  before income
  / asset tax
  expense

                         Three Months Ended September 30, 2009
                ------------------------------------------------------
                        Marketplaces
                --------------------------
                   Other
                 Countries       Total        Payments    Consolidated
                ------------  ------------  ------------  ------------

 Net revenues     $2,880,098   $37,110,556  $ 13,488,720  $ 50,599,276
 Direct costs     (1,227,900)  (17,742,381)   (6,311,654)  (24,054,035)
                ------------  ------------  ------------  ------------
 Direct
  contribution     1,652,198    19,368,175     7,177,066    26,545,241

 Operating
  expenses
  and indirect
  costs of
  net revenues                                              (7,562,891)
                                                          ------------
 Income from
  operations                                                18,982,350
                                                          ------------

 Other income
  (expenses):
   Interest
    income
    and other
    financial
    gains                                                      580,343
   Interest
    expense
    and other
    financial
    results                                                 (3,873,230)
   Foreign
    currency
    loss                                                    (3,299,938)
   Other
    income,
    net                                                             --
                                                          ------------
 Net income
  before income
  / asset tax
  expense                                                  $12,389,525
                                                          ============

                        Three Months Ended September 30, 2008
                ------------------------------------------------------
                                    Marketplaces
                ------------------------------------------------------
                   Brazil       Argentina      Mexico       Venezuela
                ------------  ------------  ------------  ------------

 Net revenues    $14,922,939    $5,405,752    $3,560,840    $6,112,651
 Direct costs    (10,316,048)   (2,375,980)   (2,023,418)   (3,202,864)
                ------------  ------------  ------------  ------------
 Direct
  contribution     4,606,891     3,029,772     1,537,422     2,909,787

 Operating
  expenses and
  indirect costs
  of net
  revenues
 Income from
  operations

 Other income
  (expenses):
   Interest
    income and
    other
    financial
    gains
   Interest
    expense
    and other
    financial
    results
   Foreign
    currency
    loss
   Other
    income,
    net

 Net income
  before income
  / asset tax
  expense

                        Three Months Ended September 30, 2008
                ------------------------------------------------------
                        Marketplaces
                --------------------------
                   Other
                 Countries       Total        Payments    Consolidated
                ------------  ------------  ------------  ------------

 Net revenues     $1,740,073   $31,742,255    $8,518,388   $40,260,643
 Direct costs    (1,263,202)   (19,181,512)   (5,020,589)  (24,202,101)
                ------------  ------------  ------------  ------------
 Direct
  contribution       476,871    12,560,743     3,497,799    16,058,542

 Operating
  expenses and
  indirect costs
  of net
  revenues                                                  (4,382,605)
                                                          ------------
 Income
  from
  operations                                                11,675,937
                                                          ------------

 Other income
  (expenses):
   Interest
    income
    and other
    financial
    gains                                                      330,139
   Interest
    expense
    and other
    financial
    results                                                 (1,132,524)
   Foreign
    currency
    loss                                                    (2,648,584)
   Other
    income,
    net                                                         39,587
                                                          ------------
 Net income
  before income
  / asset tax
  expense                                                   $8,264,555
                                                          ============

Non-GAAP Measures of Financial Performance

This press release includes certain non-GAAP financial measures as defined under Securities and Exchange Commission (SEC) Rules to supplement the company's consolidated financial statements presented in accordance with generally accepted accounting principles, or GAAP.

These measures are not in accordance with, or an alternative to, measures prepared in accordance with GAAP and may be different from non-GAAP measures used by other companies. In addition, these non-GAAP measures are not based on any comprehensive set of accounting rules or principles. Non-GAAP measures have limitations in that they do not reflect all of the amounts associated with MercadoLibre's results of operations as the corresponding GAAP measures.

Reconciliation to the most comparable GAAP measure of all non-GAAP financial measures included in this press release can be found in the tables included at the end of this press release.

These non-GAAP measures are provided to enhance investors overall understanding of the company's current financial performance. Specifically, the company believes the non-GAAP measures provide useful information to both management and investors by excluding certain compensation expenses and unusual foreign currency effects that may not be indicative of its core operating results, thereby enhancing an investor's ability to make period over period comparisons of the company's results. The company believes the inclusion of these non-GAAP measures provides an element of consistency in the company's financial reporting and uses these measures in internal budgets and models and in determining executive compensation benchmarks.

In this press release MercadoLibre also includes each of income from operations, net income, earnings per basic and diluted share, blended and effective tax rates and certain margin percentages for the quarter ended September 30, 2009 after excluding (or adding back) the following charges required by GAAP:

 *   Compensation Costs Related to Acquisitions: This amount relates to the purchase price of the shares of CMG and its subsidiaries.
     Under US GAAP we have recognized a contingent consideration paid to former shareholders as compensation for services. As of
     September 30, 2008 the year to date total accrued compensation costs amounted to $1.9 million. The following tables show a reconciliation of this exclusion from the GAAP measures to the non-GAAP measures.

 *   Long term retention plan compensation:
 (a) On August 8, 2008, the Board of Directors approved a long-term employee retention program (the 2008 LTRP) for certain executives based on 2008 performance that will be payable 50% in cash and
     50% in MercadoLibre common stock, in addition to their annual salary and bonus. Payments will be made during the first quarter on an annual basis according to the following vesting schedule:
     year 1 (2009): 17%, year 2 (2010): 22%, year 3 (2011): 27%, year
     4 (2012): 34%.
 (b) On June 10, 2009 the Board of Directors approved a long-term employee retention (the 2009 LTRP) program for certain executives based on 2009 performance. If earned, payments to eligible employees under the 2009 LTRP will be in addition to payments of base salary and cash bonus, if earned, made to these employees.
     In order to receive an award under the 2009 LTRP, each eligible employee must satisfy the performance conditions established by the board of directors for him or her. If these conditions are satisfied, the eligible employee will, subject to his or her continued employment as of each applicable payment date, receive the full amount of his 2009 LTRP bonus, payable as follows: (I)
     the eligible employee will receive a fixed cash payment equal to
     6.25% of his or her 2009 LTRP bonus once a year during eight years starting in 2010 (the "Fixed Payment"); and (II) on each date the company pays the Fixed Payment to an eligible employee, he or she will also receive a cash payment (the "Variable
     Payment") equal to the product of (i) 6.25% of the applicable
     2009 LTRP bonus and (ii) the quotient of (a) divided by (b), where (a), the numerator, equals the Applicable Year Stock Price
     (as defined below) and (b), the denominator, equals the 2008
     Stock Price, defined as $13.81, which was the average closing price of the Company's common stock on the NASDAQ Global Market during the final 60 trading days of 2008. The "Applicable Year
     Stock Price" shall equal the average closing price of the
     Company's common stock on the NASDAQ Global Market during the final 60 trading days of the year preceding the applicable payment date. For the 2008 LTRP and the Variable Payment of the
     2009 LTRP,the US GAAP compensation cost is recognized in
     accordance with the graded-vesting attribution method and is accrued up to each payment day. For the Fixed Payment of the 2009
     LTRP, the compensation cost is recognized in a straight-line basis. The non-GAAP measures were calculated with the cost for each year being accrued in the full fiscal year immediately preceding the payment date according to the same payment schedule in which 22% of the cost of the 2008 LTRP plan vests during the year ended December 31 2009, and 12.5% of the cost of the 2009
     LTRP vests during the year ended December 31, 2009. The following tables show a reconciliation of this cost from the GAAP measures to the non-GAAP measures.

 *   Venezuelan foreign currency re-measurement effect: This amount relates to re-measurement of assets and liabilities in U.S.
     dollars in the Venezuelan statutory Financial Statements. The
     Venezuelan subsidiaries have re-measured the assets and
     liabilities outstanding at September 30, 2009 in U.S. dollar balances at the parallel exchange rate and translated them to the official exchange rate. The following tables exclude the foreign currency re-measurement effect generated from applying different exchange rates in order to facilitate comparisons to other quarters, or year to date figures, and to highlight this exchange rate matter.

The following provide a reconciliation of certain Non-GAAP financial measures to the most comparable GAAP financial measures.

                    ------------------------  ------------------------
                        Nine Months Ended       Three Months Ended
                           September 30,           September 30,
                    ------------------------  ------------------------
                       2009          2008         2009         2008
                    -----------  -----------  -----------  -----------

 Net income         $21,923,223  $10,890,564  $ 9,852,268  $ 5,875,792
 Long term
  retention plan
  compensation net
  of tax effect         432,420      188,867      174,130      188,867
 Venezuelan foreign
  currency
  re-measurement
  effect             (1,482,719)          --    1,011,313           --
 Compensation cost
  related to
  acquisitions               --    1,919,870           --           --
                    -----------  -----------  -----------  -----------
 Non-GAAP
  net income        $20,872,924  $12,999,301  $11,037,711  $ 6,064,659
                    -----------  -----------  -----------  -----------

                    -----------  -----------  -----------  -----------
 Basic net income
  per common share: $      0.50  $      0.25  $      0.22  $      0.13
                    -----------  -----------  -----------  -----------
 Non-GAAP basic
  net income per
  common share:     $      0.47  $      0.29  $      0.25  $      0.14
                    -----------  -----------  -----------  -----------

 Shares used in
  basic net income
  per share
  calculation:       44,079,171   44,255,985   44,088,936   44,290,540
                    -----------  -----------  -----------  -----------

                    -----------  -----------  -----------  -----------
 Diluted net income
  per common share  $      0.50  $      0.25  $      0.22  $      0.13
                    -----------  -----------  -----------  -----------
 Non-GAAP diluted
  net income per
  common share:     $      0.47  $      0.29  $      0.25  $      0.14
                    -----------  -----------  -----------  -----------

 Shares used in
  diluted net
  income per share
  calculation:       44,130,078   44,374,124   44,138,031   44,379,682
                    -----------  -----------  -----------  -----------

                     ------------------------  -----------------------
                         Nine Months Ended        Three Months Ended
                           September 30,            September 30,
                     ------------------------  -----------------------
                        2009         2008         2009         2008
                     -----------  -----------  -----------  ----------
                     -----------  -----------  -----------  ----------
 Income and asset
  tax expense        $ 5,862,346  $ 7,723,778  $ 2,537,257  $2,388,763
 Income taxes
  related with
  long term
  retention plan
  compensation           189,310       31,525      135,255      31,525
 Income taxes
  related with
  Venezuelan
  foreign currency
  effects               (763,825)          --      520,979          --
                     -----------  -----------  -----------  ----------
 Non-GAAP income
  and asset
  tax expense        $ 5,287,831  $ 7,755,303  $ 3,193,491  $2,420,288
                     -----------  -----------  -----------  ----------

 Income before
  income taxes       $27,785,569  $18,614,342  $12,389,525  $8,264,555
 Long term
  retention plan
  compensation           621,730      220,392      309,385     220,392
 Venezuelan
  foreign currency
  re-measurement
  effect              (2,246,544)          --    1,532,292          --
 Compensation
  cost related
  to acquisitions             --    1,919,870           --          --
                     -----------  -----------  -----------  ----------
 Non-Gaap
  income before
  income taxes       $26,160,755  $20,754,604  $14,231,202  $8,484,947
                     -----------  -----------  -----------  ----------

                     -----------  -----------  -----------  ----------
 Blended tax rate (1)       21.1%        41.5%        20.5%       28.9%
                     -----------  -----------  -----------  ----------
 Non-GAAP
  Blended
  tax rate (1)              20.2%        37.4%        22.4%       28.5%
                     -----------  -----------  -----------  ----------

                     -----------  -----------  -----------  ----------
 Effective
  tax rate (2) (3)          24.3%        38.4%        30.8%       37.1%
                     -----------  -----------  -----------  ----------
 Non-Gaap
  Effective
  tax rate (2) (3)          25.9%        34.5%        26.9%       33.5%
                     -----------  -----------  -----------  ----------

 1 - Blended tax rate defined as income and asset tax expense as a percentage of income before income and asset tax.
 2 - Effective income tax rate defined as the provision for income taxes as a percentage of income before income tax.
 3 - The effective tax rate does not include the effect of the
     Mexican Tax call Impuesto Empresarial a Tasa Unica (IETU).

                  --------------------------  ------------------------
                       Nine Months Ended         Three Months Ended
                         September 30,              September 30,
                  --------------------------  ------------------------
                      2009          2008         2009          2008
                  ------------  ------------  -----------  -----------

 -------------------------------------------  ------------------------
 Net revenue      $123,823,576  $103,572,881  $50,599,276  $40,260,643
 -------------------------------------------  ------------------------
 GAAP
   Net Income     $ 21,923,223  $ 10,890,564  $ 9,852,268  $ 5,875,792
   Earnings
    per share
    (basic)       $       0.50  $       0.25  $      0.22  $      0.13
   Earnings
    per share
    (diluted)     $       0.50  $       0.25  $      0.22  $      0.13
 -------------------------------------------  ------------------------
 Non-GAAP
   Net Income     $ 20,872,924  $ 12,999,301  $11,037,711  $ 6,064,659
   Earnings
    per share
    (basic)       $       0.47  $       0.29  $      0.25  $      0.14
   Earnings
    per share
    (diluted)     $       0.47  $       0.29  $      0.25  $      0.14

CONTACT:  MercadoLibre, Inc.
          Investor Relations Contact:
          Pedro Arnt
            +541153528000
            investor@mercadolibre.com
          Media Relations Contact:
          Lorena Diaz Quijano
            +541153528026
            Lorena.diazquijano@mercadolibre.com